UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2009

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

Results of Annual Stockholders' Meeting
On April 28, 2009, the Company held its Annual Stockholders’ Meeting.  Six proposals were voted on and the results were reported at this meeting.

First Proposal - Election of Directors
The following Directors were elected by a plurality of the votes cast “FOR” the election of Directors by the shares entitled to vote in the election of Directors at the Meeting:

Nominee	Term	For	Withheld
Thomas E. Christman	3 years	8,021,151	4,901,105
Nicos Katsoulis	3 years	11,085,324	1,836,932
Andrew J. Simons	3 years	7,744,171	5,178,085
K. Thomas Liaw	1 year	7,928,192	4,994,064

The following Directors continue to serve on the Board:  Arthur Dulik, Jr., John J. LaFalce, Thomas M. O'Brien, John F. Picciano, Suzanne H. Rueck and Jeffrey S. Wilks.

Second Proposal - Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009
For:  12,369,313
Against:  479,522
Abstained:  73,421
Broker non-votes:  0
The Proposal was passed by the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

Third Proposal - Amendment of the Company's Certificate of Incorporation to change the vote required for the election of Directors
For:  11,933,605
Against:  872,036
Abstained:  116,615
Broker non-votes:  0
The Proposal was passed by the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

Fourth Proposal - Amendment of the Company's Certificate of Incorporation to change the par value of the Company's Common Stock from $5.00 per share to $.01 per share
For:  9,892,112
Against:  704,943
Abstained:  193,547
Broker non-votes:  2,131,654
The Proposal was passed by the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

Fifth Proposal - Ratification on a non-binding basis of the Company's 2008 compensation program for its Named Executive Officers
For:  11,121,703
Against:  1,340,644
Abstained:  459,909
Broker non-votes:  0
The Proposal was passed by the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

Sixth Proposal - Consideration of a stockholder proposal to eliminate the Company's classified Board
For:  5,267,085
Against:  5,190,632
Abstained:  332,885
Broker non-votes:  2,131,654
The Proposal did not pass as it did not receive the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting.

Declaration of Quarterly Dividend
At its April 28, 2009 meeting, the Company's Board of Directors declared a cash dividend of $0.05 per share, to be paid on June 17, 2009 to stockholders of record as of May 22, 2009. The press release announcing such declaration is furnished herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits

    The following Exhibit is filed as part of this report.

    Exhibit 99.1 Press release issued by the Company on April 29, 2009 announcing the declaration of a cash dividend of $0.05 per share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press release issued by the Company on April 29, 2009 announcing the declaration of a cash dividend of $0.05 per share